UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2022

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BROADWIND, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 South Central Avenue

Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

(708) 780-4800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement

On August 4, 2022, Broadwind, Inc. (the “Company”) and its wholly-owned subsidiaries, Brad Foote Gear Works, Inc., Broadwind Industrial Solutions, LLC and Broadwind Heavy Fabrications, Inc. (each individually, a “Subsidiary” and collectively, the “Subsidiaries”) entered into a credit agreement (the “Credit Agreement”)  with Wells Fargo Bank, National Association, as lender (the “Lender”), providing the Company and its Subsidiaries with a $35 million senior secured revolving credit facility (which may be further increased by up to an additional $10 million upon the request of the Company and at the sole discretion of the Lender) and a $7,578,000 senior secured term loan (collectively, the “Credit Facility”). The proceeds of the Credit Facility will be available for general corporate purposes, including strategic growth opportunities. The Credit Facility replaces the Company’s prior credit facility dated February 25, 2019 with CIBC Bank USA, as lender, as amended (the “Prior Credit Facility”). All obligations outstanding under the Prior Credit Facility were refinanced by the Credit Facility on August 5, 2022.

The Credit Facility contains customary covenants limiting the Company’s and its Subsidiaries’ ability to, among other things, incur liens, make investments, incur indebtedness, merge or consolidate with others or dispose of assets, change the nature of its business, and enter into transactions with affiliates. In addition, the Credit Facility contains financial covenants requiring the Company to have a Fixed Charge Coverage Ratio (as defined in the Credit Agreement) (i) as of the twelve-month period ending July 31, 2023 through and including December 31, 2023 of 1.0 to 1.0; and (ii) as of each twelve-month period thereafter to be greater than 1.1 to 1.0 and minimum EBITDA (as defined in the Credit Agreement) on a month-end basis of $0 for the six month period ending June 30, 2022, $1,500,000 for the nine-month period ending September 30, 2022, $2,500,000 for the twelve-month period ending December 31, 2022, $3,600,000 for the twelve-month period ending March 31, 2023, and $5,100,000 for the twelve-month period ending June 30, 2023. The initial term of the revolving credit facility matures August 4, 2027 and the term loan also matures on August 4, 2027, with monthly payments based on an 84-month amortization.

Borrowings under the Credit Facility bear interest at the following rates depending on the classification of the borrowing:

• term loan - Daily Simple SOFR (a rate per annum equal to the secured overnight financing rate published by the SOFR administrator on the website of the Federal Reserve Bank of New York or any successor source), plus an applicable margin of 2.50%; and

• revolving credit loan - Daily Simple SOFR, plus an applicable margin of 2.00% to 2.50% depending on the excess availability on the revolving loan facility.

The Credit Agreement also contains customary events of default including, without limitation, non-payment of obligations, non-performance of covenants and obligations, material judgments, bankruptcy or insolvency, change of control, breaches of representations and warranties, limitation or termination of any guarantee with respect to the Credit Agreement or unenforceability of documentation related to the Credit Agreement.

The Company is allowed to prepay in whole or in part advances under the Credit Facility without penalty or premium.

The obligations under the Credit Agreement are secured by, subject to certain exclusions, (i) a first priority security interest in all accounts, inventory, equipment, general intangibles, intellectual property, money and investment property, and (ii) a deed of trust, assignment of leases and rents and security agreement and fixture filing on the Abilene, Texas facility.

In connection with the Credit Facility, on August 4, 2022, the Company, its Subsidiaries and 5100 Neville Road, LLC (collectively, the “Guarantors”) entered into a guaranty (the “Guaranty”) in favor of the Lender, whereby the Guarantors guaranteed the full payment of all the obligations of the Company and its Subsidiaries under the Credit Facility. Each of the Company’s additional subsidiaries, upon its becoming a direct or indirect subsidiary, will be required to become a party to the Guaranty.

The foregoing descriptions of the Credit Agreement and the Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The Credit Agreement and the Guaranty have been included to provide information regarding their terms and are not intended to provide any other factual information about the Company, its Subsidiaries or the Credit Facility. The Credit Agreement contains representations and warranties that the Company and the Guarantors have made to the Lender, which are qualified by information in confidential disclosure schedules that the Company and its Subsidiaries have provided to the Lender in connection with the Credit  Agreement.

On August 8, 2022, the Company issued a press release regarding the matters described above. The press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 1.02. Termination of a Material Definitive Agreement.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 1.02.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Credit Agreement, dated as of August 4, 2022, by and among Broadwind, Inc., Brad Foote Gear Works, Inc., Broadwind Industrial Solutions, LLC, Broadwind Heavy Fabrications, Inc., 5100 Neville Road, LLC and Wells Fargo Bank, National Association.
10.2	Guaranty, dated as of August 4, 2022, by Broadwind, Inc., Brad Foote Gear Works, Inc., Broadwind Industrial Solutions, LLC, Broadwind Heavy Fabrications, Inc. and 5100 Neville Road, LLC in favor of Wells Fargo Bank, National Association
99.1	Press Release dated August 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

Date: August 8, 2022	By:	/s/ Eric B. Blashford
Eric B. Blashford
President, Chief Executive Officer, and Interim Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)